Exhibit 31.2

CERTIFICATION

I, Martin G. Chilek, Chief Financial Officer of Delta Mutual, Inc. (the  "Company"), certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of Delta Mutual, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement  of material fact or omit to state a material fact necessary to make the  statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this  report;

3.
Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material  respects the financial condition, results of operations and cash flows of  the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for  establishing and maintaining disclosure controls and procedures (as  defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls  over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the  registrant, including its consolidated subsidiaries, is made known  to  us by others within those entities, particularly during the period  in which this report is being prepared;

(b)
designed such internal control over financial reporting, or caused  such internal control over financial reporting to be designed under  our supervision, to provide reasonable assurance regarding the  reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally  accepted accounting principles;

(c)
evaluated the effectiveness of the registrant's disclosure controls and  procedures and presented in this report our conclusions about the  effectiveness of the disclosure controls and procedures, as of the  end of the period covered by this report based on such evaluation; and

(d)
disclosed in this report any change in the registrant’s internal  control over financial reporting that occurred during the Company's  most recent fiscal quarter (the Company's fourth quarter in the case  of an annual report) that has materially affected, or is reasonably  likely to materially affect, the registrant's internal control over  financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed, based onour most recent evaluation of internal control over financial reporting,  to the registrant's auditors and the audit committee of the small business  issuer's board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design  or operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant's ability to  record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 16, 2008	/s/ Martin G. Chilek
Martin G. Chilek
Chief Financial Officer